UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


April 29, 2003
(Date of report)

Commission file number:  001-14060

           GRAPHIC PACKAGING INTERNATIONAL CORPORATION
     (Exact name of registrant as specified in its charter)

           Colorado                          84-1208699
 (State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)

  4455 Table Mountain Drive, Golden, Colorado    80403
     (Address of principal executive offices)     (Zip Code)

                         (303) 215-4600
      (Registrant's telephone number, including area code)



Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit
Number   Document Description

99.1*    Earnings Release dated April 29, 2003.


* The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



Item 9.  Regulation FD Disclosure.

   On April 29, 2003, Graphic Packaging International Corporation
(the "Company") issued an earnings release reporting earnings for the first quarter of 2003. A copy of the earnings release is attached hereto as Exhibit 99.1.

   In addition to the attached earnings release for the first quarter of 2003, the Company disclosed, during its conference call announcing earnings on April 29, 2003, the following:
(i) the production and sale of more recycled paperboard during the first quarter 2003 than produced during the same period in 2002; (ii) the Company has no long-term sales contracts that expire until 2004; and (iii) an increase in SG&A was partially due to benefit plan expense increases.



                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


May 5, 2003                      GRAPHIC PACKAGING INTERNATIONAL
                                    CORPORATION

                                 By:/s/Jill B. W. Sisson, Esq.
                                 -----------------------------
                                 Jill B. W. Sisson, Esq.
                                 (General Counsel, Secretary)